UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2009

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET

INFLATION  MANGEMENT FUND INC.

FORM N-Q

JULY 31, 2009

Western Asset Inflation Management Fund Inc.

Schedule of Investments (unaudited)	July 31, 2009

Face Amount†	Security	Value
U.S. TREASURY INFLATION PROTECTED SECURITIES — 86.8%
	U.S. Treasury Bonds, Inflation Indexed:
192,755	3.375% due 1/15/12	$204,441
12,123,451	3.000% due 7/15/12	12,816,766
5,742,020	1.875% due 7/15/13	5,855,069
13,487,692	2.375% due 1/15/25	13,782,736
15,229,031	2.000% due 1/15/26 (a)	14,805,482
5,085,028	1.750% due 1/15/28 (b)	4,738,611
2,391,240	2.500% due 1/15/29	2,504,078
4,398,191	3.875% due 4/15/29 (b)	5,514,232
	U.S. Treasury Notes, Inflation Indexed:
11,009,408	0.875% due 4/15/10 (b)	11,047,258
14,215,259	2.375% due 4/15/11	14,641,716
185,234	2.000% due 1/15/14	189,112
14,362,246	1.625% due 1/15/15 (a)	14,326,340
11,467,579	2.000% due 1/15/16 (a)	11,661,095
2,468,029	2.500% due 7/15/16	2,593,746
2,961,161	1.625% due 1/15/18	2,950,981
9,424,000	1.375% due 7/15/18	9,188,400
896,715	2.125% due 1/15/19	931,742
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $124,316,810)	127,751,805
ASSET-BACKED SECURITIES — 0.2%
FINANCIALS — 0.2%
Home Equity — 0.2%
409,301	Asset-Backed Funding Certificates, 2.489% due 1/25/34 (c)	145,261
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (d)(e)	37
134,642	GSAMP Trust, 1.464% due 11/25/34 (c)(f)	9,380
361,165	Renaissance Home Equity Loan Trust, 2.214% due 3/25/34 (c)	109,953
8,853	SACO I Trust, 0.514% due 4/25/35 (c)(d)	3,530
71,380	Sail Net Interest Margin Notes, 5.500% due 3/27/34 (d)(e)	7
	TOTAL ASSET-BACKED SECURITIES (Cost — $1,065,272)	268,168
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
120,000	American Home Mortgage Investment Trust, 1.114% due 11/25/45 (c)	870
3,697,624	Federal National Mortgage Association (FNMA), STRIPS, IO, 5.500% due 7/1/18 (e)(g)	371,162
228,746	Merit Securities Corp., 1.808% due 9/28/32 (c)(d)	160,198
	Structured Asset Securities Corp.:
58,171	1.414% due 2/25/28 (c)	41,088
194,612	1.314% due 3/25/28 (c)	168,092
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $822,112)	741,410
CORPORATE BONDS & NOTES — 3.9%
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
29,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	27,527
FINANCIALS — 3.3%
Capital Markets — 0.0%
1,050,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (d)(e)(h)	2,625
Commercial Banks — 0.2%
550,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (d)(e)(h)	330

See Notes to Schedule of Investments.

Western Asset Inflation Management Fund Inc.

Schedule of Investments (unaudited) (continued)	July 31, 2009

Face Amount†		Security	Value
Commercial Banks — 0.2% (continued)
260,000		RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17 (d)	$235,300
		Total Commercial Banks	235,630
Consumer Finance — 2.6%
1,500,000		Ford Motor Credit Co., Senior Notes, 2.701% due 1/15/10 (c)	1,471,875
		GMAC LLC:
921,000		2.868% due 12/1/14 (c)(d)	673,481
92,000		Senior Notes, 7.500% due 12/31/13 (d)	79,120
111,000		Subordinated Notes, 8.000% due 12/31/18 (d)	85,470
		SLM Corp., Medium-Term Notes:
1,000,000		0.543% due 2/1/10 (c)	959,060
540,000		5.375% due 1/15/13	390,182
270,000		5.375% due 5/15/14	188,633
		Total Consumer Finance	3,847,821
Diversified Financial Services — 0.5%
685,000		JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18 (c)(i)	653,064
100,000		TNK-BP Finance SA, Senior Notes, 7.875% due 3/13/18 (d)	91,500
		Total Diversified Financial Services	744,564
		TOTAL FINANCIALS	4,830,640
UTILITIES — 0.6%
Electric Utilities — 0.2%
250,000		EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (d)	265,625
Independent Power Producers & Energy Traders — 0.4%
		Energy Future Holdings Corp., Senior Notes:
12,000		10.875% due 11/1/17	10,470
368,880		11.250% due 11/1/17 (j)	274,816
500,000		TXU Corp., Senior Notes, 6.550% due 11/15/34	268,452
		Total Independent Power Producers & Energy Traders	553,738
		TOTAL UTILITIES	819,363
		TOTAL CORPORATE BONDS & NOTES (Cost — $7,572,471)	5,677,530
MORTGAGE-BACKED SECURITIES — 1.4%
FHLMC — 1.2%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
80,543		7.000% due 6/1/17 (g)	85,165
1,496,003		8.500% due 9/1/24 (g)	1,627,842
		TOTAL FHLMC	1,713,007
FNMA — 0.2%
		Federal National Mortgage Association (FNMA):
44,905		5.500% due 1/1/14 (g)	47,429
305,578		7.000% due 3/15/15-6/1/32 (g)	335,865
		TOTAL FNMA	383,294
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $2,070,407)	2,096,301
SOVEREIGN BONDS — 2.1%
Argentina — 0.1%
		Republic of Argentina:
75,000	EUR	9.750% due 11/26/03 (h)	17,909
150,000	EUR	8.500% due 7/1/04 (h)	35,817
100,000	EUR	10.250% due 1/26/07 (h)	23,878

See Notes to Schedule of Investments.

Western Asset Inflation Management Fund Inc.

Schedule of Investments (unaudited) (continued)	July 31, 2009

Face Amount†		Security	Value
Argentina — 0.1% (continued)
225,000	EUR	Medium-Term Notes, 9.000% due 5/24/05 (d)(h)	$53,725
		Total Argentina	131,329
Canada — 1.8%
2,236,896	CAD	Government of Canada, Bonds, 4.250% due 12/1/21	2,704,874
Mexico — 0.2%
306,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	316,710
Russia — 0.0%
1,111		Russian Federation, 8.250% due 3/31/10 (d)	1,140
		TOTAL SOVEREIGN BONDS (Cost — $2,800,204)	3,154,053

Shares
PREFERRED STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
7,600		Corts-Ford Motor Co., 7.400%	115,140
2,100		Corts-Ford Motor Co., 8.000%	32,970
300		Ford Motor Co., Series F, 7.550%	4,401
		TOTAL CONSUMER DISCRETIONARY	152,511
FINANCIALS — 0.4%
Consumer Finance — 0.1%
230		Preferred Blocker Inc., 7.000% (d)	105,922
Diversified Financial Services — 0.1%
1,000		Preferred Plus, Trust, Series FRD-1, 7.400%	15,000
6,800		Saturns, Series F 2003-5, 8.125%	107,780
		Total Diversified Financial Services	122,780
Thrifts & Mortgage Finance — 0.2%
126,025		Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (c)(g)*	165,093
112,300		Federal National Mortgage Association (FNMA), 8.250% (c)(g)*	208,878
		Total Thrifts & Mortgage Finance	373,971
		TOTAL FINANCIALS	602,673
		TOTAL PREFERRED STOCKS (Cost — $6,380,874)	755,184
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $145,028,150)	140,444,451

Face Amount†
SHORT-TERM INVESTMENTS — 4.6%
U.S. Government Agency — 3.4%
5,000,000		Federal National Mortgage Association (FNMA), Discount Notes, 0.225% due 10/5/09 (g)(k) (Cost - $4,998,031)	4,998,730
Repurchase Agreement — 1.2%
1,701,000		Morgan Stanley tri-party repurchase agreement dated 7/31/09, 0.150% due 8/3/09; Proceeds at maturity - $1,701,021; (Fully collateralized by U.S. government agency obligation, 5.000% due 1/30/14; Market value - $1,735,629) (Cost - $1,701,000)	1,701,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $6,699,031)	6,699,730
		TOTAL INVESTMENTS — 100.0% (Cost — $151,727,181#)	$147,144,181

See Notes to Schedule of Investments.

Western Asset Inflation Management Fund Inc.

Schedule of Investments (unaudited) (continued)	July 31, 2009

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2009.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(h)	Security is currently in default.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(k)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	CAD	-	Canadian Dollar
	EUR	-	Euro
	GMAC	-	General Motors Acceptance Corp.
	GSAMP	-	Goldman Sachs Alternative Mortgage Products
	IO	-	Interest Only
	STRIPS	-	Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
39	U.S. Treasury 5-Year Notes Futures, Put	8/21/09	$114.00	$10,969
19	U.S. Treasury 10-Year Notes Futures, Put	8/21/09	115.00	7,125
	Total Written Options (Premiums Received — $35,552)			$18,094

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”).”).  The Board of Directors authorized 100 million shares of $0.001 par value common stock.  The Fund’s primary investment objective is total return.  Current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”).  FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value.  The hierarchy of inputs is summarized below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments:
U.S. treasury inflation protected securities	—	$127,751,805	—	$127,751,805
Asset-backed securities	—	268,168	—	268,168
Collateralized mortgage obligations	—	741,410	—	741,410
Corporate bonds & notes	—	5,677,530	—	5,677,530
Mortgage-backed securities	—	2,096,301	—	2,096,301
Sovereign bonds	—	3,154,053	—	3,154,053
Preferred stocks:
Consumer discretionary	$152,511	—	—	152,511
Financials	496,751	105,922	—	602,673
Total preferred stocks	649,262	105,922	—	755,184
Total long-term investments	$649,262	$139,795,189	—	$140,444,451
Short-term investments
U.S. government agency	—	4,998,730	—	4,998,730
Repurchase agreement	—	1,701,000	—	1,701,000
Total short-term investments	—	6,699,730	—	6,699,730
Total investments	$649,262	$146,494,919	—	$147,144,181
Other financial instruments:
Written options	(18,094)	—	—	(18,094)
Futures contracts	29,299	—	—	29,299
Forward currency contracts	—	(48,661)	—	(48,661)
Interest rate swap	—	744,792	—	744,792
Credit default swaps on credit indices - sell	—	(183,336)	—	(183,336)
Total	$660,467	$147,007,714	—	$147,668,181

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset-Backed Securities	Sovereign Bonds	TOTAL
Balance as of October 31, 2008	$7	$207,099	$207,106
Accrued premiums/discounts	—	—	—
Realized gain/(loss)(1)	—	—	—
Change in unrealized appreciation (depreciation)(2)	29	(75,770)	(75,741)
Net purchases (sales)	—	—	—
Net transfers in and/or out of Level 3	(36)	(131,329)	(131,365)
Balance as of July 31, 2009	—	—	—
Net unrealized appreciation (depreciation) for investments in securities still held at July 31, 2009(2)	$(73,412)	$(62,993)	$(136,405)

(1)	This amount is included in net realized gain (loss) from investment.
(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements.  The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Futures Contracts.  The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin.’’ Subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped Securities. The Fund invests in ‘‘Stripped Securities,’’ a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swap Agreements.  The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap

Notes to Schedule of Investments (unaudited) (continued)

agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As of July 31, 2009, the three-month London Interbank Offered Rate was 0.48%.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(j) Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Credit and Market Risk.  The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At July 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,744,208
Gross unrealized depreciation	(9,327,208)
Net unrealized depreciation	$(4,583,000)

At July 31, 2009, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain
Contracts to Buy:
90-Day Eurodollar	17	9/10	$4,153,602	$4,174,775	$21,173
Euro Bundes Obligationer	17	9/09	2,806,692	2,814,818	8,126
Net Unrealized Gain on Open Futures Contracts					$29,299

Transactions in reverse repurchase agreements for the Fund during the period ended July 31, 2009 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$31,483,320	0.429%	$46,070,600

*  Average based on number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.100% to 1.300% during the period ended July 31, 2009. Interest expense incurred on reverse repurchase agreements totaled $102,368.

At July 31, 2009, the Fund had the following open reverse repurchase agreements:

Notes to Schedule of Investments (unaudited) (continued)

Face
Amount	Security	Value
$1,922,400	Reverse Repurchase Agreement with Deutsche Bank, dated 7/31/09 bearing 0.350% to be repurchased at $1,922,736 on 8/4/09, collateralized by: $2,000,000 United States Treasury Inflation Indexed Bond, 2.000% due 1/15/26; Market value $1,946,441	$1,922,400

11,120,928	Reverse Repurchase Agreement with Deutsche Bank, dated 7/31/09 bearing 0.350% to be repurchased at $11,122,874 on 8/4/09, collateralized by: $10,640,000 United States Treasury Inflation Indexed Note, 2.000% due 1/15/16; Market value $10,830,537	11,120,928

13,707,144	Reverse Repurchase Agreement with Deutsche Bank, dated 7/31/09 bearing 0.350% to be repurchased at $13,709,543 on 8/4/09, collateralized by: $12,820,000 United States Treasury Inflation Indexed Note, 1.625% due 1/15/15; Market value $12,798,706	13,707,144

	Total Reverse Repurchase Agreements
	(Proceeds — $26,750,472)	$26,750,472

During the period ended July 31, 2009, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding October 31, 2008	14	$15,906
Options written	192	156,055
Options expired	(148)	(136,409)
Written options, outstanding July 31, 2009	58	$35,552

At July 31, 2009, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Canadian Dollar	1,600,000	$1,483,904	8/19/09	$(33,643)
Euro	120,000	171,072	8/19/09	(15,018)
Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(48,661)

At July 31, 2009, the Fund held the following swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UPFRONT PREMIUMS PAID/(RECEIVED)	UNREALIZED APPRECIATION
Interest Rate Swaps:
Barclay’s Capital Inc.	$2,750,000	3/18/39	4.250%	3-Month LIBOR	$(782,546)	$744,792

‡  Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc.			0.350%
(CDX NA IG.8)	$6,832,000	6/20/12	quarterly	$(228,491)	$(45,155)	$(183,336)

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡  Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at July 31, 2009.

	Futures Contracts			Forward Foreign Currency Contracts		Swap Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$29,299	—	$(18,094)	—	—	$744,792	—	$755,997
Foreign Exchange Contracts	—	—	—	—	$(48,661)	—	—	(48,661)
Credit Contracts	—	—	—	—	—		$(183,336)	(183,336)
Total	$29,299	—	$(18,094)	—	$(48,661)	$744,792	$(183,336)	$524,000

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                     EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	September 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	September 28, 2009

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	September 28, 2009